UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-Q
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QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: January 31, 2019

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(Unaudited)

Item 1. Schedule of Investments.

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (9)
Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	14.42%	10/5/2018	4/13/2031	$2,100,000	$1,793,640	$1,785,000	3.8%

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	17.87%	10/5/2018	1/15/2031	5,000,000	3,220,179	2,900,000	6.1

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	13.30%	10/5/2018	4/20/2028	1,200,000	668,051	600,000	1.3

Battalion CLO IX Ltd.
Income Notes (7)	15.64%	10/10/2018	7/15/2031	1,079,022	732,103	647,413	1.4
Subordinated Notes	15.64%	10/10/2018	7/15/2031	1,770,978	1,201,587	1,062,587	2.3
				2,850,000	1,933,690	1,710,000	3.7
Dryden 30 Senior Loan Fund
Subordinated Notes	14.10%	10/5/2018	11/15/2028	1,000,000	593,829	550,000	1.2

Dryden 41 Senior Loan Fund
Subordinated Notes	12.20%	10/5/2018	4/15/2031	2,600,000	1,923,100	1,846,000	3.9

Dryden 53 CLO, LTD.,
Income Notes (7)	11.78%	10/5/2018	1/15/2031	2,400,000	2,042,401	1,920,000	4.1

Dryden 38 Senior Loan Fund
Subordinated Notes	12.13%	10/5/2018	7/15/2030	2,600,000	1,862,122	1,846,000	3.9

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.27%	10/5/2018	7/15/2030	4,750,000	3,789,871	3,800,000	8.0

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Elevation CLO 2017-8, Ltd.
Subordinated Notes	14.41%	10/5/2018	10/25/2030	$2,000,000	$1,676,008	$1,620,000	3.4%

Flatiron CLO 18 Ltd.
Subordinated Notes	13.10%	10/5/2018	4/17/2031	4,500,000	3,919,164	3,645,000	7.7

Greenwood Park CLO, Ltd.
Subordinated Notes	12.14%	10/5/2018	4/15/2031	4,000,000	3,616,952	3,280,000	6.9

HarbourView CLO VII-R, Ltd.
Subordinated Notes	18.13%	10/5/2018	11/18/2026	3,100,000	1,962,091	1,953,000	4.1

Madison Park Funding XXIII, Ltd.,
Subordinated Notes	7.85%	10/5/2018	7/27/2047	2,200,000	2,104,739	1,914,000	4.1

Marble Point CLO X Ltd.
Subordinated Notes	10.52%	10/5/2018	10/15/2030	5,000,000	4,065,373	3,600,000	7.6

Marble Point CLO XI Ltd.
Income Notes (7)	14.81%	10/5/2018	12/18/2047	1,500,000	1,263,009	1,177,500	2.5

MidOcean Credit CLO VIII, Ltd.
Income Notes	17.54%	1/14/2019	2/20/2031	2,400,000	1,965,960	1,968,000	4.2

MidOcean Credit CLO IX, Ltd.
Income Notes	17.37%	11/21/2018	7/20/2031	2,250,000	1,748,769	1,798,925	3.8

Sound Point CLO IV-R, Ltd.
Subordinated Notes	16.20%	11/2/2018	1/21/2026	4,000,000	1,637,478	1,520,000	3.2

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(Unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Voya CLO 2017-4, Ltd.
Subordinated Notes	13.40%	10/5/2018	10/15/2030	$1,000,000	$883,814	$850,000	1.8%

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	14.15%	10/10/2018	10/22/2031	2,778,000	2,031,610	1,777,920	3.8

ZAIS CLO 3, Limited
Income Notes (7)	14.41%	10/10/2018	7/15/2031	1,038,255	665,855	664,483	1.4
Subordinated Notes	14.41%	10/10/2018	7/15/2031	1,761,745	1,129,844	1,127,517	2.4
				2,800,000	1,795,699	1,792,000	3.8

Total Structured Finance Notes				$62,028,000	$46,497,549	$43,853,345	92.9%

Cash and Cash Equivalents (8)					$3,853,418	$3,853,418	8.2%

Total Investments, Cash Equivalents					$50,350,967	$47,706,763	101.0%

Liabilities In Excess of Other Assets (excluding cash equivalents)						(553,794)
Net Assets (equivalent to $18.82 per share based on 2,505,020 shares of common stock outstanding)						$47,152,969

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(Unaudited)

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2) Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions in addition to the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of January 31, 2019, the Company's weighted-average effective yield on its aggregate Structured Finance Notes, based on current amortized cost, was 13.97%.
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from Structured Finance Notes.
(5) The fair value of all investments was determined in good faith by the Company's board of directors using significant, unobservable inputs. See “Note 3. Fair Value of Financial Instruments”.
(6) Maturity represents the contractual maturity date of the Structured Finance Notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) Represents cash and cash equivalents held in a money market deposit account as of January 31, 2019.
(9) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

See Accompanying Notes

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the “Offering”). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company will invest at least 80% of its assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities (“Structured Finance Notes”); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its interim financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-Q (“the Report”), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 10 of Regulation S-X. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for fair statement of financial results for the interim period have been incorporated. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form N-CSR for the year ended October 31, 2018, as filed with the Securities and Exchange Commission.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Cash as of January 31, 2019, includes $3,853,418 held at US Bank National Association in a Money Market Deposit Account.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 3 for additional disclosures of the Company’s fair value measurements of its financial instruments.

The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity and prepayment, and prepayments on the outstanding loans, if any. The Company engages a third-party valuation firm to provide assistance to the Board in valuing our investments, which the Board will evaluate and consider in determining fair value.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Income taxes: The Company intends to elect to be treated as a RIC under Subchapter M of the Code as soon as practicable. Once qualified as a RIC, and so long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on the ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. The Company is subject to corporate-level taxes under Subchapter C of the Code until it qualifies and elects to be treated as a RIC.
Distributions: Distributions to common stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to our cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.
Note 3. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of January 31, 2019. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Fair Value as of January 31, 2019	Valuation Techniques	Unobservable Input	Range(2) (Weighted average)(3)
Investments
Structured Finance Notes	$43,853,345	Market quotes	NBIB (1)	38% - 87% (73%)

(1) The Company generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service near the valuation date as the primary basis for the fair value determinations for Structured Finance Notes investments. These bid prices are non-binding, and an actual transaction price may differ. Each bid price is evaluated by the Board in conjunction with additional information compiled by OFS Advisor, including observed transactions at or near the valuation date, and performance and covenant compliance information as provided by the independent trustee.
(2) The range is comprised of the NBIB's provided by the independent pricing service.
(3) Weighted average is calculated based on fair value of investments.

The following table presents changes in the investments measured at fair value using Level 3 inputs for the three months ended January 31, 2019.

Structured Finance Notes
Level 3 assets, Beginning of period	$41,875,940

Net unrealized appreciation on investments (1)	(2,713,675)
Accretion of interest income on structured-finance securities	1,595,967
Purchase of portfolio investments	7,554,710
Sale of portfolio investment	(2,169,200)
Distributions from portfolio investments	(2,290,397)

Level 3 assets, January 31, 2019	$43,853,345

(1) The change in net unrealized appreciation (depreciation) during the three months ended January 31, 2019 on level 3 assets held at the end of period is ($2,713,675).
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 4. Federal Income Taxes
The Company's amortized cost basis in Structured Finance Notes differs from reported amounts to federal income tax amounts primarily due to differences in income recognition for which GAAP requires recognition of an estimated constant yield whereas federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported. The determination of the tax attributes of the Structured Finance Notes is made annually upon receipt of the tax information from the underlying CLO funds in connection with preparation of the Company's federal income return.
If the Company were to make this determination based on estimated amounts, the tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of January 31, 2019, would be as follows:

Tax-basis amortized cost of investments	$44,901,583
Tax-basis gross unrealized appreciation on investments	529,785
Tax-basis gross unrealized depreciation on investments	(1,588,023)
Tax-basis net unrealized appreciation on investments	(1,058,238)
Fair value of investments	$43,843,345

Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the "Report"), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company's management, including the Company's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Company’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: March 4, 2019

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: March 4, 2019